Prime Series
Independent Schools and
Colleges Class Shares

Summary Prospectus
October 31, 2011

The statutory Prospectus and Statement of Additional Information of the Independent Schools & Colleges Class (the "Independent Schools Class") of Prime Series (the “Fund”), a series of the PFM Funds (the “Trust”), dated October 31, 2011, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.pfmfunds.com/PFMFundsProspectus.pdf. You can also get this information at no cost by calling 800-338-3383 or by sending an e-mail request to PFMAMrequest@pfm.com.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense. Not all funds and classes in this Summary Prospectus are available in all states.

Fund Summary
Prime Series Independent Schools and Colleges Class

Investment Objective

To provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value of $1.00 per share.

Fees and Expenses

These are the fees and expenses you may pay when you buy and hold shares of the Independent Schools Class of Prime Series.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.06%
Distribution (12b-1) fees		0.00%
Other expenses:		0.24%
Transfer agent fees	0.17%
Other operating expenses	0.07%
Total Annual Fund Operating Expenses		0.30%
Less: Fee Waivers*		(0.04%)
Net Annual Fund Operating Expenses		0.26%

* The Adviser will waive a portion of its investment advisory, administration or transfer agency fees through October 31, 2012 pursuant to a contractual expense limitation agreement in order to limit ordinary operating expenses of the Independent Schools Class to not more than 0.26% of average daily net assets. This limitation does not apply to any taxes, interest, brokerage commissions or extraordinary expenses that, if incurred, would increase the overall expense ratio.

Expense Example

This example is intended to help you compare the cost of investing in the Independent Schools Class of Prime Series with the cost of investing in other mutual funds and share classes. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that you earn a 5% return each year on your investment and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$27	$93	$165	$377

Principal Investment Strategies

Prime Series invests exclusively in the following high quality, short-term money market instruments:

•	US Government and agency obligations, and repurchase agreements involving these obligations

•	Obligations of US companies

•	Obligations of financial institutions

•	Obligations of US municipalities

•	Other money market mutual funds that invest exclusively in these types of obligations

Prime Series maintains a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted life (final maturity, disregarding interest rate adjustments) of no more than 120 days.

Principal Investment Risks

Although Prime Series invests exclusively in high-quality securities, an investment in Prime Series – like an investment in any money market fund – is subject to certain risks, such as:

•
Interest Rate Risk When short-term interest rates fall, Prime Series’ yield is likely to fall. When interest rates rise, the values of obligations held by Prime Series may decline. If the rise is sharp or unexpected, Prime Series’ share price could fall.

•
Credit Risk The issuer of an obligation could fail to pay interest and principal in a timely manner. The credit quality of Prime Series’ holdings could change rapidly in certain markets, and the default or decline in credit quality of even a single holding could cause Prime Series’ share price to fall.

•	Management Risk Performance could be hurt by decisions made by the investment adviser, such as choice of investments and timing of buy/sell decisions.

An investment in Prime Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Prime Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Prime Series.

Performance

The following information illustrates how Independent Schools Class Shares have performed over time. For current yield information, call (800) 338-3383. Returns for other classes were different and are not shown here. Past performance may not indicate future results and yields may vary.

Year-by-Year Total Return
(shown for calendar years) (%)

Independent Schools Class Shares

Highest Quarter Return: Q3 2010	0.06%
Lowest Quarter Return: Q2 2011	0.03%
YTD as of 9/30/11 (not annualized):	0.12%

Average Annual Total Return (%)
(for the periods ended December 31, 2010)

Independent Schools Class Shares

1 year	Since inception1
0.19%	0.22%

1Independent Schools Class Shares inception: 5/11/09

Management

Investment Adviser PFM Asset Management LLC

Purchase and Sale of Portfolio Shares

Minimum Initial Investment $50,000

Minimum Account Balance $50,000

We may waive these minimums for certain investors that participant in certain programs sponsored by PFM Asset Management.

Placing Orders

You can place orders to buy or redeem Independent Schools Class Shares by wire and automated clearing house (ACH). Shareholders of the Independent Schools Class are limited to making no more than two redemptions by wire per calendar month. To place orders, contact us at:

Online www.pfmfunds.com

Phone (800) 338-3383

Orders are generally processed on the Business Day they are received in good order if received prior to 2:00 P.M. Eastern Time.

For more complete information on buying and selling shares, see “Investing in the Portfolios” in the Prospectus.

Tax Information

Dividends of net investment income and distributions of net realized capital gains are generally taxable to shareholders, but may not be taxable for tax-exempt shareholders.

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One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101
(800) 338-3383